Exhibit 10.2

FIRST AMENDMENT TO SERVICES AND SECONDMENT AGREEMENT

This FIRST AMENDMENT (this "Amendment"), dated as of October 28, 2025, to the SERVICES AND SECONDMENT AGREEMENT, dated as of August 4, 2014 (the "Agreement"), is entered into by and between (a) Westlake Chemical OpCo LP, a Delaware limited partnership ("Owner"), and (b) Westlake Management Services, Inc., a Delaware corporation ("WMSI"), Westlake Vinyls, Inc., a Delaware corporation ("Vinyls"), WPT LLC, a Delaware limited liability company ("WPT"), and Westlake Petrochemicals LLC, a Delaware limited liability company ("Petrochemicals" and, together with WMSI, Vinyls and WPT, the "Westlake Parties"). Owner and the Westlake Parties are sometimes referred to herein separately as a "Party" or collectively as the "Parties".

W I T N E S S E T H:

WHEREAS, pursuant to the Agreement, (a) the Westlake Parties agreed to provide certain shared services and Seconded Employees in connection with Owner’s operation and maintenance of the Ethylene Assets and (b) Owner agreed to provide certain purge gas processing services and certain other services relating to the operation of the Westlake Facilities, in accordance with the terms of the Agreement;

WHEREAS, Section 17.5 of the Agreement provides that the Agreement may be amended only by a written agreement of all the Parties, designated on its face an "Amendment" or "Addendum" to the Agreement; and

WHEREAS, the Parties have determined to amend the Agreement to align the Initial Term with the respective terms of the Related Agreements.

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

Article 1: GENERAL

1.1     Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings set forth therefor in the Agreement.

ARTICLE 2: AMENDMENTS OF AGREEMENT

2.1     Section 13.1 of the Agreement is hereby amended and restated in its entirety as follows:

Term. This Agreement shall commence as of the date of this Agreement and shall continue in effect until December 31, 2026 (the "Initial Term"). This Agreement will continue in effect thereafter on an annual basis (each period after the end of the Initial Term during which this Agreement remains in effect, a "Renewal Term") unless and until terminated at the end of either the Initial Term or any Renewal Term upon no less than 12 Months’ prior written notice; provided that the Term of this Agreement shall not be renewed unless and until the Ethylene Sales Agreement and Omnibus Agreement are simultaneously renewed. The Initial Term and any Renewal Term are referred to herein collectively as the "Term."

ARTICLE 3: MISCELLANEOUS

3.1     This Amendment shall be subject to and governed by the laws of the State of Texas, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this
Amendment to the laws of another state.

3.2     Except as hereby amended, the Agreement shall remain in full force and effect.

3.3    This Amendment, the Agreement and the Related Agreements (including any exhibits or schedules hereto or thereto) constitute the entire agreement of the Parties relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein and therein.

3.4     This Amendment may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be signed as of the date first written above.
OWNER:

WESTLAKE CHEMICAL OPCO LP

By: Westlake Chemical OpCo GP LLC,
its general partner

By: /s/ Amy E.Moore
Name: Amy E. Moore
Title: Principal Operating Officer

WESTLAKE PARTIES:

WPT LLC

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer

WESTLAKE VINYLS, INC.

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer

WESTLAKE PETROCHEMICALS LLC

By: /s/ M. Steven Bender
Name: M. Steven Bender
Title: EVP and Chief Financial Officer